UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.
(Name of Registrant as Specified in Its Charter)

COVE PARTNERS III LLC MICHAEL ASHNER JOHN ALBA
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Cove Partners III LLC, together with the other participants named herein (collectively, “Cove Partners”), has filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission to be used to solicit votes against the proposals made by American Realty Capital New York City REIT, Inc., a Maryland corporation (the “Company”), to amend the Company’s Charter at the upcoming 2017 Annual Meeting of Shareholders, which has been adjourned to September 7, 2017, or any other meeting of shareholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof.

On August 22, 2017, Cove Partners issued the following press release, which includes the full text of a letter delivered to the Company’s shareholders:

COVE PARTNERS DELIVERS LETTER TO American Realty Capital New York City REIT SHAREHOLDERS

Urges Shareholders Not to Be Misled by Company’s Recent Statements

Protect Shareholder Rights By Voting “AGAINST” the Shareholder-Unfriendly Proposals at Upcoming Annual Meeting on the BLUE Proxy Card

NEW YORK – August 22, 2017 - Cove Partners III LLC, a shareholder of American Realty Capital New York City REIT, Inc. (“ARC-NYRT” or the “Company”), announced today that it has mailed a letter to ARC-NYRT shareholders urging them not to be misled by the Company’s recent statements and to vote against the Company’s proposals to amend the Charter at the upcoming 2017 Annual Meeting of Shareholders, which has been adjourned to September 7, 2017.

The full text of the letter follows below:

DO NOT BE MISLED - PROTECT YOUR RIGHTS AS SHAREHOLDERS!

VOTE AGAINST PROPOSALS 3-11 AT THE ADJOURNED ANNUAL MEETING ON SEPTEMBER 7th. ONLY YOUR LATEST DATED VOTE COUNTS.

August 22, 2017

Dear Fellow Shareholders:

We are scratching our heads wondering why the Board of Directors (“Board”) of our company, American Realty Capital New York City REIT, Inc. (the “Company”), is still promoting self-interested proposals to amend the Company’s Charter that it vaguely claims add “flexibility to pursue strategies designed to provide liquidity and to engage in transactions that MAY BE beneficial to shareholders” (emphasis added).1 In making these vital voting decisions, we ask you to consider the following:

1 Quote from Company Form DEFA14A filed on August 21, 2017.

•	Does eliminating the Board’s stated fiduciary responsibilities to shareholders in any manner achieve these goals?

•	Does limiting your current access to the Company’s books and records achieve these goals?

•	Does permitting the Nick Schorsch hand-picked Board to freely extend the Nick Schorsch advisory agreement achieve these goals?

•	Does allowing the Board to unilaterally interpret our Company’s Charter, ignoring the state-mandated NASAA guidelines specifically designed to protect you, achieve these goals?

•	Does allowing the Board to sell shares in our Company privately to third parties achieve these goals?

•	Does increasing the threshold for shareholders to call a Special Meeting from 10% to up to 50% achieve these goals?

•	Does permitting the Board to eliminate current shareholder majority voting requirements achieve these goals?

•	Does eliminating the “Independent Director” requirement as required in the Company’s Charter achieve these goals?

•	Does eliminating the “relevant experience” requirement for Independent Directors achieve these goals?

•	Does permitting the Company to invest in non-real estate investments achieve these goals?

•	Does eliminating the requirement of a public registration or liquidation within six years achieve these goals?

In our view, rather than providing “additional flexibility to pursue strategies designed to provide liquidity” these proposals limit your rights and take value from you, the true owners of the Company, and give it to the Nick Schorsch hand-picked Board and the Schorsch-controlled advisor. Importantly, do not be fooled by the Company’s statement that “[t]hese changes are consistent with similar amendments made by many peer non-traded REITs and BDCs.” There is no reason we need to fall into this unwary trap of destructive changes to the corporate governance of our company by voting to eliminate valuable shareholder protections. VOTE TO PROTECT YOUR RIGHTS – VOTE NO TO ALL OF THEM. IF YOU HAVE ALREADY VOTED FOR ANY OF THESE PROPOSALS, A LATER-DATED VOTE AGAINST WILL REVOKE YOUR EARLIER VOTE.

And for the record, the valuation that the Board misleadingly referred to in its recent notice to shareholders was based entirely on information set forth in disclosure documents filed with the S.E.C. by another Schorsch-controlled advisor of New York REIT, Inc. (“NYRT”) or stated by the Schorsch-controlled management of NYRT on its management conference calls. As we said then, and we repeat – “Their statements, their numbers.” Notably, this comes from a Board which has admitted to losing at least $135,000,000 of our shareholder value in its most recent quarterly filing.

DO NOT BE MISLED - VOTE AGAINST THESE CHARTER AMENDMENTS TODAY!

About Cove Partners III LLC

Cove Partners III LLC is a private company which invests in real-estate companies.

Contacts:

Cove Partners III LLC

Michael Ashner, mashner@winthropcapital.com

John Alba, jalba@winthropcapital.com

516-822-0022

Saratoga Proxy Consulting LLC

John Ferguson

info@saratogaproxy.com

(212) 257-1311 or Toll-Free (888) 368-0379

Additional Information

Cove Partners III LLC, Michael Ashner and John Alba (collectively, “Cove Partners”) have filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies in connection with the 2017 annual meeting of shareholders (the “Annual Meeting”) of American Realty Capital New York City REIT, Inc. (the “Company”). Shareholders are advised to read the proxy statement and any other documents related to the solicitation of shareholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Cove Partners’ proxy solicitation. These materials and other materials filed by Cove Partners with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Cove Partners with the SEC are also available, without charge, by directing a request to Cove Partners’ proxy solicitor, Saratoga Proxy Consulting LLC, at its toll-free number (888) 368-0379 or via email at info@saratogaproxy.com.